SUPPLEMENT TO THE
FIDELITY GROWTH COMPANY FUND AND FIDELITY EMERGING GROWTH FUND JANUARY 26, 1996 PROSPECTUS
On December 19, 1996, the Board of Trustees of Fidelity Growth Company Fund authorized elimination of the fund's 3% front-end sales charge effective on January 1, 1997. Beginning January 1 1997, purchases of shares of the fund will not be subject to a sales charge.
The following information replaces the similar information found in the section entitled "FMR and Its Affiliates," beginning on page 11.
   Steven Wymer is Vice President and manager of Growth Company, which he has managed since January 1997. Previously, he managed other Fidelity funds. Since joining Fidelity in 1989, Mr. Wymer has worked as an analyst, portfolio assistant and manager.
John Hurley is manager of Emerging Growth, which he has managed since January 1997. Previously, he managed other Fidelity funds. Since joining Fidelity in 1993, Mr. Hurley has worked as an analyst and manager.
The following information supplements that found in the "Securities and Investment Practices" section beginning on page 13.
CASH MANAGEMENT. A fund may invest in money market securities, in a pooled account of repurchase agreements, and in a money market fund available only to funds and accounts managed by FMR or its affiliates, whose goal is to seek a high level of current income while maintaining a stable $1.00 share price. A major change in interest rates or a default on the money market fund's investments could cause its share price to change.
The following information replaces similar information found on page 20:
MINIMUM INVESTMENTS
   TO OPEN AN ACCOUNT  $2,500
For Fidelity IRA, Rollover IRA, SEP-IRA
and Keogh accounts  $500
TO ADD TO AN ACCOUNT $250
For Fidelity IRA, Rollover IRA, SEP-IRA
and Keogh accounts $250
Through regular investment plans* $100
MINIMUM BALANCE $1,000
For Fidelity IRA, Rollover IRA, SEP-IRA
and Keogh accounts $500
FOR MORE INFORMATION ABOUT REGULAR INVESTMENT PLANS, PLEASE REFER TO "INVESTOR SERVICES," PAGE 24.
These minimums may vary for investments through Fidelity Portfolio Advisory Services, and with respect to Growth Company, a Fidelity Payroll Deduction Program account in the fund. There is no minimum account balance or minimum initial or subsequent investment for certain retirement accounts funded through salary reduction, or accounts opened with the proceeds of distributions from such Fidelity retirement accounts. Refer to the program materials for details.
The following information replaces the similar information under "Waivers" in the "Sales Charge Reductions and Waivers" section beginning on page 31.
2. To shares in a Fidelity account purchased with the proceeds of a distribution from an employee benefit plan, provided that at the time of the distribution, the employer or its affiliate maintained a plan that both qualified for waiver (1) above and had at least some of its assets invested in Fidelity-managed products. (Distributions transferred to an IRA account must be transferred within 60 days from the date of the distribution. All other distributions must be transferred directly into a Fidelity account.)
7. If you are a current or former trustee or officer of a Fidelity fund or a current or retired officer, director, or regular employee of FMR Corp. or
Fid   elity Internation    al Limited or their direct or indirect
subsidiaries (a Fidelity Trustee or employee), the spouse of a Fidelity Trustee or employee, a Fidelity Trustee or employee acting as custodian for a minor child, or a person acting as trustee of a trust for the sole benefit of the minor child of a Fidelity Trustee or employee.